UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 21, 2025

PMGC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of registrant’s principal executive office)	(Zip code)

(888) 445-4886

(Registrant’s telephone number, including area code)

Elevai Labs Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by referenced into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a)	Amended and Restated Certificate of Designations, Rights, and Preferences of the Series B Preferred Stock

On February 21, 2025, PMGC Holdings Inc. (the “Company”) filed the Amended and Restated Certificate of Designations, Rights, and Preferences of the Series B Preferred Stock (the “Amended and Restated COD”) with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”). Pursuant to the Amended and Restated COD, holders of Series B Preferred Stock have no conversion rights. The Amended and Restated COD also clarified that:

(i)	Holders of Series B Preferred Stock are not entitled to dividends unless the Board of Directors of the Company (the “Board”) determines in its sole discretion to issue dividends to such holders;

(ii)	With respect to the payment of dividends and distribution of assets upon Liquidation (as defined below) of the Company, the Series B Preferred Stock will rank: (A) pari passu with the Company’s Series A Preferred Stock solely to the extent that such parity does not result in the Series B Preferred Stock having priority over the Company’s Common Stock; and (B) junior to all Indebtedness (as defined in the Amended and Restated COD) of the Company now existing or hereafter authorized (including Indebtedness convertible into Common Stock);

(iii)	Upon any Liquidation, the holders of shares of Series B Preferred Stock then outstanding are entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, on parity with the holders of shares of Common Stock or any other class or series of capital stock of the Company, and without any preference over any other class or series of capital stock of the Company, an amount equal to the same per share liquidating distribution received by holders of Common Stock;

(iv)	The voting rights of the Series B Preferred Stock will not be adjusted or otherwise affected by any stock split, stock dividend, recapitalization, or similar event affecting any other class of capital stock of the Company, and each share of Series B Preferred Stock will have one (1) vote per share on all matters on which it is entitled to vote regardless of any corporate action affecting the Common Stock or any other class of stock of the Company;

(v)	As long as any shares of Series B Preferred Stock are outstanding, the Company will not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect any of the following acts or transactions without (in addition to any other vote required by law or this Articles of Incorporation) the written consent or affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, provided that such vote will be limited solely to matters directly and materially affecting the rights, preferences, and privileges of the Series B Preferred Stock, and shall not provide the Series B Preferred Stock with any rights superior to those held by Common stockholders, and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect: (i) amend the Company’s Articles of Incorporation or Bylaws so as to adversely alter the rights, preferences, privileges or powers of the Series B Preferred Stock; (ii) create any new class or series of shares pari passu or senior to the Series B Preferred Stock without a proportionate impact on all equity holders; (iii) pay or declare any dividend on Common Stock or junior securities of the Company, or incur Indebtedness in any single transaction in excess of $1 million, provided that the actions apply on the same terms to all holders of capital stock and do not provide a preference to Series B Preferred Stock over Common Stock; or (iv) redeem, purchase or otherwise acquire any share or shares of Preferred Stock or Common Stock (other than (x) the repurchase of shares of Common Stock pursuant to a written benefit plan or employment or consulting agreement, or (y) the repurchase of any equity securities in connection with the Company’s right of first offer with respect to those securities contained in any written agreement with the Company), provided that the transactions occur on terms that do not disproportionately benefit the Series B Preferred Stock over the Common Stock, and are conducted in accordance with applicable law and existing agreements; and

(vi)	In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption, or other acquisition of shares of capital stock of the Company or otherwise, is permitted under the Nevada Revised Statutes, no portion of the Series B Preferred Stock will be treated as having any liquidation preference or seniority over Common Stock for purposes of any such determination.

“Liquidation” means any voluntary or involuntary liquidation, dissolution, or winding up of the Company.

(b)	Certificate of Amendment to the Amended and Restated Certificate of Designations, Rights, and Preferences of the Series B Preferred Stock

On February 24, 2025, the Company filed the Certificate of Amendment to the Amended and Restated COD with the Nevada Secretary of State (the “Certificate of Amendment to the COD”). The Certificate of Amendment to the COD increased the authorized shares of Series B Preferred Stock from 50 million to 300 million shares.

The foregoing descriptions are only a summary of the Amended and Restated COD and Certificate of Amendment to the COD, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations, Rights, and Preferences of Series B Preferred Stock, filed with the Secretary of State of the State of Nevada on February 21, 2025.
3.2	Certificate of Amendment to the Amended and Restated Certificate of Designations, Rights, and Preferences of Series B Preferred Stock, filed with the Secretary of State of the State of Nevada on February 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PMGC HOLDINGS INC.

Date: February 27, 2025	By:	/s/ Graydon Bensler
Graydon Bensler
Chief Executive Officer

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